Operations	12 Months Ended
Dec. 31, 2018
Statement [LineItems]
Operations
1.	Operations

1.1.	General information

Estre Ambiental, Inc. is a holding company incorporated under the laws of the Cayman Islands on September 11, 2017. Estre Ambiental, Inc. became the holding company of Estre Ambiental S.A. (hereafter referred to as “Estre Brazil”) through the completion of the transaction explained below.

Estre Ambiental, Inc.’s registered office is located at Av. Brigadeiro Faria Lima, 4.509 – 8th floor, Itaim Bibi, in the city and state of São Paulo, Brazil.

On August 16, 2017, Estre Brazil, a waste management company with operations in Brazil, and Estre USA, Inc., formerly Boulevard Acquisition Corp II, (“Estre USA”), a company sponsored by an affiliate of Avenue Capital Group, jointly announced that they had entered into a definitive agreement (the “Transaction”) pursuant to which a Cayman Islands holding company, Estre Ambiental, Inc., would be incorporated and substantially all of the shareholders of Estre Brazil would exchange their shares of Estre Brazil for shares of Estre Ambiental, Inc. and as a result Estre Brazil would become a subsidiary of Estre Ambiental, Inc. In addition, the shareholders of Estre USA would be granted an exchange offer to exchange their shares and warrants in Estre USA for shares and warrants in Estre Ambiental, Inc.

The Transaction was completed on December 21, 2017 and as a result, Estre Ambiental, Inc. became a publicly listed company subject to rules and regulations of the United States Securities and Exchange Commission. Estre Ambiental, Inc.’s ordinary shares and warrants are traded on the NASDAQ stock exchange.

Also on December 21, 2017, Estre Ambiental, Inc. issued 15,438,000 ordinary shares and 3,748,600 warrants to purchase Estre Ambiental, Inc. ordinary shares at US$11.50 per share to certain institutional investors pursuant to a private investment in public equity (the “PIPE Investment”).

As a result of the above, Estre Ambiental, Inc. received a total of US$139,900 thousand in cash, out of which US$110,600 thousand (or R$365 million) was contributed to Estre Brazil as a capital contribution which was used to repay certain of its indebtedness pursuant to a simultaneous debt restructuring agreement entered into with its creditors, granting a reduction corresponding to 25% of the amount prepaid. The terms of Estre Brazil’s existing debentures and related debt acknowledgment instrument were consequently amended and restated (for more details, see Notes 21.1 and 14).

Estre Brazil is a waste management company in Brazil which operates in key locations in the Southeast, South and Northeast regions of Brazil in a full range of waste-related and environmental services that comprise every step of the waste management cycle, from waste collection to disposal and, ultimately, value recovery. Estre Brazil operates its own landfills and is engaged in the final treatment of hazardous wastes (blending units, bioremediation of contaminated soil and landfills), temporary storage of waste, collection and burning of landfill biogas, environmental consulting services, recycling, reverse manufacturing of electrical and electronic devices and waste collection, among others activities. In the provision of these services, the Company applies strict control over potential environmental impacts, uses customized environment management models and provides support to its customers.

Estre Ambiental, Inc. and its subsidiaries as referred to as the “Company”.

1.2.	Business perspectives

Following a period of rapid expansion and growth through organic business generation as well as acquisitions between 2011 and 2013, in 2014, the Company began recalibrating its strategic focus on the following initiatives, among others; (i) the comprehensive redesign of our management information systems, including migration to SAP; (ii) the sale of certain assets that negatively impacted our margins and did not align with our current strategy, (iii) collection of overdue accounts and implementation of price adjustments on certain large contracts with our municipal customers and (iv) the reduction of corporate headcount.

As described above, the Company emerged from 2017 as a NASDAQ listed public company, with a lower leveraged balance sheet and a stronger governance, led by an independent board of directors.

A significant portion of the Company’s revenue is derived from municipalities whose financial health have been negatively impacted by very weak economic performance, with Brazilian GDP contracting by 3.3% in 2016 and with 1.1% and 1% increase in 2018 and 2017, respectively. As the outlook for the economy evolves, so does the Company’s ability to collect on time payments from municipalities.

The Company’s customer base includes a mix of customers operating in both the private and public sectors. Although the Company has a diversified base across our four business segments, our top ten customers accounted for 69.4% of our total net revenues in 2018 (74.0% of our total net revenues in 2017).

In addition, the Company relied over the past years significantly on certain municipal customers in the Collection & Cleaning segment as a source of revenues, including the municipalities of São Paulo and Curitiba. Together, the contracts with those two municipalities represented 39.9% and 41.7% of total net revenues from services during 2018 and 2017, respectively.

The contract with the municipality of São Paulo for urban cleaning and street sweeping services, which the Company services through its subsidiary Soma, represented approximately 25.5% of our revenues in 2018 (29.1% of our revenues in 2017).

We have been servicing the São Paulo contract through Soma since 2011. This contract expired, and we are currently providing urban cleaning services to the city of São Paulo pursuant to a temporary contract. The temporary contract was first entered into on December 15, 2017 and expired in June 2018. On June 12, 2018, we further extended the temporary contract until the end of 2018. In December 2018, we signed a new extension of the contract which is set to expire in June 2019 and, on May 2, 2019, we were informed that our emergency contract with the municipality of São Paulo will be terminated on June 1, 2019, at which point we will no longer provide services in São Paulo. However, the extended temporary contract which was executed in June 2018 introduced certain significant changes to the expired contractual arrangement and first temporary contract. Most significantly, under the extended temporary contract, the city of São Paulo has been divided into six separate parcels for urban cleaning, whereas under the prior contract the city had been divided into two parcels only. We, through Soma, were awarded only two parcels under the extended temporary contract, which reflects a significant decrease of our service area, since we previously serviced one of the only two parcels. As a result of these changes, the monthly revenue under the extended temporary contract decreased by 37.7%.

After a series of delays, a new bid for the São Paulo contract was initiated in October 2018, in which the Company participated. In connection with the bidding process, São Paulo has divided the urban cleaning contract into six separate parcels, in line with the extended temporary contracts entered into in June 2018. The Company was not the bidder with the lowest price for any of the six parcels in São Paulo and, on May 2, 2019, we were informed that our emergency contract with the municipality of São Paulo will be terminated on June 1, 2019, at which point we will no longer provide services in São Paulo.

The contract with the municipality of Curitiba for waste collection, urban cleaning and street cleaning represented approximately 12.0% of the Company’s revenues in 2018 (12.5% in 2017). In October 2018, the Company won the competitive bidding process for the Curitiba collections and cleaning contract and signed a five-year contract on January 3, 2019 with a maximum value of R$844.8 million (a reduction in price of approximately 14.1% compared with the previous contract).

Considering the significance of these two contracts in terms of revenues, and the fact that the contract with the municipality of São Paulo was not renewed, the Company’s future revenues will materially decrease.

As consequence of these changes the company has several significant obligations arising during 2019 that require funding through liquidity, primarily relating to (a) the payments required as a consequence of contracts termination (for example, the contract with the municipality of São Paulo for cleaning services, which is expect to terminate in June 2019) and (b) capital expenditures (e.g., new trucks and equipment) required in connection with contract renewals, such as the investment obligations arising under the contract with the municipality of Curitiba for cleaning services, which was renewed on January 3, 2019 for an additional five year period. Management is working on the negotiations for the sale of some assets, in order to support these discontinuation costs and new fleet investments. Any asset sale will require debt holders’ approval.

The Company’s 2019 budget which was approved by the Board of the Directors reflects the impact of the above in addition to certain strategic decisions in relation to Company’s ongoing business, which resulted in the recognition of impairment charges in 2018 as further explained in Note 12.

As a result of the expected cash shortfalls for 2019 and the fact that the Company breached its loans financial covenants as of and for the year ended on December 31, 2018, the Company and its Board of Directors are currently negotiating with the debt holders the terms of the current debt agreements. The Company engaged a third party financial specialist as well as outside legal counsel to advise in the negotiation. The Company expects to conclude the debt restructuring process during 2019.

There can be no assurance that the debt restructuring process will be successful or that the Company will be able to generate sufficient liquidity in order to fully address the liquidity concerns. The Company´s inability to significantly improve its liquidity position and comply with its financial covenants and other payment obligations could have a material adverse effect and result in a judicial reorganization process, which may result in the shareholders losing their entire investment.

Accordingly Management concluded that substantial doubt exists with respect to our ability to continue as a going concern through one year after the issuance of the accompanying consolidated financial statements.

1.3.	Divestments

1.3.1.	Sale of CGR Doña Juana S.A ESP. (“Doña Juana”)

On January 9, 2016, Estre Brazil entered into an agency agreement with USA Global Market S.A.S, or USA Global, for the sale of Estre Brazil’s 51% interest in CGR Doña Juana S.A ESP, or Doña Juana, based in Colombia. Pursuant to the terms of the agreement, USA Global, Estre Brazil’s partner and co-investor in Doña Juana, agreed to seek a compatible buyer for Estre Brazil’s interest in Doña Juana and, in the meantime, advanced payments to Estre Brazil for the sale. The initial term of this agency agreement was 18 months, subsequently extended for a further 12 months, during which time Estre Brazil received 59.6% of the purchase price for Doña Juana of R$6,207 from USA Global in four installments over the course of 2016 and 2017. From 2017 to 2018, an additional amount of R$1,386 was received by Estre affiliate – Estre Sucursal Colombia.

Upon signing the agency agreement Estre Brazil classified the investment in Doña Juana as an asset held for sale, pursuant to IFRS 5, Non-current Assets Held for Sale and Discontinued Operations (‘‘IFRS 5’’) at its carrying amount which was lower than its fair value. After the investment in Doña Juana was classified as held for sale, Estre Brazil ceased to apply the equity method in accordance with IAS 28.

In February 2018, Estre Brazil signed an amendment to the agency agreement postponing some of USA Global’s obligations, such as (i) extending the date that the final installment would be paid to May, 26, 2018, noting that such payment, as of December 31, 2018, remains outstanding and (ii) extending the contract term from 12 to 14 months.

In November 2018, Estre Brazil concluded the sale of their shares to USA Global, agreeing the payment of the remaining balance of R$ 2,817 as of December 31, 2018, divided into 6 installments with due date from December 2018 to June 2019. All financial rights on its shares in Doña Juana were transferred to USA Global. As of December 31, 2018, the Company had an overdue installment amounting to R$ 620.

The amounts recorded on the transaction date are as follows:

Description	R$
Sale amount	10,410
Carrying value as of the date of the sale (provision balance)	16,759

(=) Gain on sale (Note 10.2)	27,169

1.3.2.	Sale of Azaléia Empreendimentos e Participações S.A. (“Azaléia”)

On May 5, 2015, Estre Brazil entered into a purchase and sale agreement to sell 100% of its interest in Azaléia, to Limpus, for R$30,300. The purpose of such transaction was to divest of certain of Estre Brazil’s collections operations in the region of Ribeirao Preto conducted through Geo Vision Soluções Ambientais e Energia S.A., (“Geo Vision”), which it acquired in 2012. The Company spun-off these collections operations into Azaléia, a newly-formed entity, which it later sold to Limpus, an entity that was controlled by the original sellers of Geo Vision.

There was no cash exchanged as part of the Azaléia transaction. In connection with the original acquisition of Geo Vision by Estre Brazil, Estre Brazil had a remaining balance of R$39,800 to be paid to the seller as of December 31, 2016. As Limpus was an entity wholly-owned by the original sellers of Geo Vision, at the time of settlement of the sale of Azaléia in 2016, Estre Brazil fully offset its accounts receivable from this transaction, amounting to R$41,300 as of December 31, 2016, as adjusted by interest, with Estre Brazil’s accounts payable on the original Geo Vision of transaction of R$39,800. The transaction resulted in the recognition of a loss of R$ 1,445 of that year.

1.3.3.	Sale of CGR Catanduva – Centro de Gerenciamento de Resíduos Ltda (“CGR Catanduva”)

On December 2018, the Company concluded the sale of its 4.485.000 shares of CGR Catanduva, representing 50% of its capital stock, to Catanduva’s other shareholder SHZ Participações Ltda. (“SHZ”) for a total amount of R$ 7,500, of which R$ 5,000 was received in cash through December 31, 2018 and the remaining R$ 2,500 will be received in 5 monthly installments through May 2019. The Company recognized a gain of R$ 2,032 as a result this transaction, which was recorded in other operating income.

The purpose of this sale was to generate cash flow for the Company.

CGR Catanduva owns and operate a landfill in the municipality of Catanduva, in São Paulo, Brazil.

Details of the transaction are as follows:

Description	R$
Sale price	7,500
Carrying amount of investment in Catanduva on the date of the sale	(5,468)

(=) Gain on sale (Note 27)	2,032

1.3.4.	Sale of subsidiaries related to energy business unit

On December 6, 2018, the Company and its Board of Directors approved the plan to sell the Company´s Energy generation business. Negotiations with some investors already started and it is expected that the sale will be completed within one year.

As of December 31, 2018, the energy generation business classified as an asset held for sale and as a discontinued operation, please see Note 10.2.

1.3.5.	Disposal of interest in Leccaros Participações S.A.

On April 23, 2018, the Company completed the sale of its 50% interest in Leccaros Participações S.A. (“Leccaros”), for a total selling price of R$22,067, of which R$10,000 in cash was received upon closing the transaction and R$12,067 will be received in 12 equal monthly instalments. Leccaros owned a single asset represented by a land located in São Paulo state and did not have any operations. The net assets of Leccaros as of December 31, 2017, amounted to R$6,580 (R$3,283 attributable to equity holders of the parent) which was classified as an asset held for sale. The transaction resulted in a gain on sale of R$37,567 (gain of R$18,784 attributable to equity holders of the Company).

1.4.	Allegations and Investigations Regarding the Company’s Supply Relationships

a)	Operation “Lava-Jato” and its impacts on the Company and its investees

In 2014, the Brazilian Federal Police (“PF”) began an investigation intended to check for irregularities perpetrated by criminal organizations in several Brazilian states, involving Petrobras and its subsidiaries. In connection with the investigations conducted by the Federal Public Prosecutor (“MPF”), Mr. Paulo Roberto Costa, former director of Petroleo Brasileiro S.A. – Petrobras, signed a plea bargain agreement, partly citing the Company in depositions on September 5, 2014, made public by the MPF on March 6, 2015. Estre Brazil was also partly cited in the plea bargain program of Mr. Sergio Machado, former CEO of Petrobras Transporte S.A. – Transpetro (“Transpetro”), made public in June 2016.

Company management stated that was not aware of the allegations mentioned in the deposition and that the Company does not admit any illegal acts, in accordance with its Code of Ethics and Anti-Corruption Policy. As a commitment to transparency and ethical conduct, the Company and its management made every effort to (i) obtain greater knowledge of the facts through the involvement of the Company’s internal legal department, the Compliance area and the hiring of independent investigation experts; (ii) continue to improve the Company’s governance, internal controls and integrity program; (iii) continue to monitor the matter.

In connection with the above, with the approval of the existing Board of Directors before December 21, 2017, engaged in 2018, the Company hired independent expert to further analyze the findings presented in the 2016 report, widening the scope of work to 56 suppliers and extending the period under investigation from 2010 through 2017, with the following main objectives:

•	Suppliers—analysis of agreements, payments and evidence of services (services provided to the Company and its investees) and goods purchased from the main suppliers and service providers;

•	Integrity due diligence—on 56 suppliers and current and past management members relating to the period under analysis; and

•	Analysis of emails—of the current main Executive Officers and of those who worked for the Company during the period under scope.

As a result of the findings presented in the independent experts’ report, despite the lack of conclusive evidence of illegal payments related to the allegations made in Operation “Lava-Jato”, the Company’s management made in 2017, an accounting adjustment resulting in the write-off of property, plant and equipment items totaling R$53,407, related to payments for which there is lack of sufficient evidence that good and services were actually provided. Additionally, the Company’s Management, with the Board of Directors’ approval, engaged experts to conduct an investigation of the bidding processes won by the Company with Petrobras, which was concluded in January 2018, with no findings.

On January 31, 2019, the Brazilian Federal Police executed search warrants at various locations in the State of São Paulo, including at the Company’s corporate headquarters. The Company understands this was part of investigations related to contracts previously investigated, as the focus of the search involved the same suppliers, in the period from 2008 to 2014 between Estre Brazil and some of its former subsidiaries and Transpetro, a subsidiary of Petrobras. No additional internal investigation or by an independent expert was conducted since the referred contracts were already subject to the internal investigation. The Company understands the search warrants were a result of a plea bargain agreement entered into by Mr. Sergio Machado, which was entered into as a result of Operation Lava Jato.

As part of this action by the Brazilian Federal Police, temporary arrest warrants were also executed, including among others, the arrest of the founder and former chairman and a former senior employee of Estre Brazil.

If Estre Brazil is charged with any violations as a result of this investigation, Estre Brazil may be subject to sanctions, including potential monetary fines, asset freezes, ineligibility from contracting with state-owned or government entities, injunctions against future conduct, profit disgorgements, disqualifications from directly or indirectly engaging in certain types of businesses, the loss of business permits or other restrictions that could have a material adverse effect on the Company’s business, financial condition, results of operations or liquidity. As of the date of the issuance of these consolidated financial statements, none of the potential risks identified materialized. Management believes that all significant issues identified in the independent forensic experts’ report have been adjusted in the Company’s accounting records and does not expect additional charges being recorded in relation to the matter.

Estre Brazil is committed to the highest standards of compliance and will continue to cooperate with the relevant authorities.

b)	Operation Descarte—Special Committee Internal Evaluation

On December 15, 2017, the Company’s indirect subsidiary, Cavo Serviços e Saneamento S.A. (“Cavo”) received an official tax infringement notice in the amount of R$90,634 challenging the deductibility of payments made to a number of specific suppliers in 2012, for which there is lack of sufficient evidence that goods or services were actually provided.

On December 22 and 27, 2017, Estre Brazil received two official tax infringement notices in the aggregate amount of R$121,778 challenging the deductibility of payments made to a number of specific suppliers from 2012 to 2015, for which there is lack of sufficient evidence that goods or services were actually provided.

Estre Brazil is challenging such assessment, and presented its defense on January 23, 2018, with no conclusion as of the date of the issuance of these consolidated financial statements. Following the receipt of these tax infringement notices above, Estre Brazil, following the directions of its general counsel, engaged an independent forensic services firm to investigate the relationship of Cavo’s subsidiary SPE Soma Soluções em Meio Ambiente Ltda. (“SPE Soma”) with certain suppliers. This internal investigation was only in its preliminary stages when, on March 1, 2018, the Brazilian Federal Police executed search warrants at the corporate offices of Estre Brazil and Soma.

As a result of the events of March 1, 2018, Estre Brazil significantly broadened the scope of the internal investigation process at the direction of a newly constituted Special Committee comprised of independent members of the Company’s Board of Directors. The internal investigation was conducted by external legal counsels specialized in forensic investigations with the support of other forensic service providers. The scope mainly include the analysis of payments to suppliers, focused in identification of the services provides / goods delivered, from a list of suppliers already being investigated by the tax authorities.

The internal investigation procedures involved analysis and review of relevant documentation and materials from past and present employees, interviews with certain individuals and a forensic analysis of financial transactions.

As a result of the investigation, Estre Brazil concluded that there were payments made to certain suppliers, particularly through Soma, for which there was insufficient evidence that goods and services were actually provided. Consequently, the Company recorded a loss of R$33,974 in the statement of profit or loss for the year ended December 31, 2017, of which R$555 was recorded in depreciation expenses, R$11,219 in general and administrative expenses, R$10,882 in other operating (expenses) income, net, and R$11,318 in finance expenses. No additional adjustments were made in 2018.

Furthermore, the Operation Descarte effort of the Brazilian Federal Police was within the scope of the broader Lava Jato task force, with the objective of dismantling a criminal money-laundering network. The Company cannot predict whether these investigations will move forward and, if so, the duration, scope or ultimate outcome of these investigations. In the event the Company is charged with any violations as a result of the outcome of these investigations it could be subject monetary fines and potential ineligibility from contracting with state-owned or government entities, which could have a material adverse effect on the Company.

Through the efforts made by the Company up to the date of issuing these financial statements, management believes that all significant issues identified in the independent forensic experts’ report have been adjusted and does not expect additional charges being recorded in relation to the matter. However, despite the significant progress in terms of internal controls, the Company believes that there are still improvement opportunities to be achieved during 2019.

c)	Internal Controls

Management and the Board of Directors do not tolerate any unlawful acts, therefore, the Company has been developing and implementing a number of measures to improve governance, internal controls and risk management, as shown in follows:

•	review of all Estre Brazil’s corporate policies, in order to strengthen the tone at the top that overriding of internal controls will not be tolerated;

•	reorganization of Estre Brazil senior management team;

•	the replacement of the senior management team at Soma;

•	expansion of the Compliance Integrity Program to all subsidiaries;

•	obtainment of ISO 37001 certification – Anti-bribery management systems;

•	maintenance of an integrity program; and

•

establishment of a Board of Directors with a majority of the members consisting of leading executives and other professionals that are experts in their respective fields as well as the establishment of an independent audit committee and corporate governance committee with expanded oversight functions.

These measures have been put in effect gradually in the Company and its subsidiaries, since the issues were identified at Soma.

The Company will continue to implement these controls in 2019, especially since the Company started to prepare their internal controls environment to comply with the requirements of Sarbanes Oxley Act (“SOx”) in the future.

The Company has identified improvement areas, as follows, and expect to have all action plans fully implemented by the end of 2019:

•

making certain adjustments to the Company’s compliance infrastructure to strengthen the independence of our compliance function and eliminate opportunities to override controls across our organization, including at Soma and all our subsidiaries and joint ventures;

•

making certain adjustments to our internal audit team, including an increase in the number of employees in the team to strengthen the Company’s ability to continuously evaluate its internal procedures and identify any weaknesses or misconduct in its early stages;

•	enhancing policies and procedures to verify that our comprehensive compliance policies and procedures are fully implemented at all of our subsidiaries and joint ventures;

•

further upgrading our ERP business process management software, which we first implemented in 2016, in order to better manage our business and automate many back office functions with the goal of improving our internal controls over financial reporting and streamlining monthly, quarterly and year-end closings. The full system migration is expected to be completed by the end of 2019;

•	complete review of the purchase to pay process, in order to improve the efficiency, approval structure and reduce the risks of fraud;

•	enhancing and continuing to improve the vendor master data, due diligence, know your client procedures, procurement and payment procedures and associated controls;

•

implementing a workflow tool, allowing the controlled exchange of information to facilitate timely and effective communication amongst the legal, financial and accounting departments and prompt registration of all transactions; and

making certain adjustments to improve the security in some of our IT procedures such as the periodic review of login profiles and their access to certain information on the system and the closer management of users with privileged profiles.

1.5.	Discontinued operations

1.5.1.	Sale of subsidiaries related to energy business unit

On December 6, 2018, the Company and its Board of Directors approved the plan to sell the Company´s Energy generation business. Negotiations with some investors already started and it is expected that the sale will be completed within one year.

At December 31, 2018, the energy generation business is classified as an asset held for sale and as a discontinued operation (see Note 10.2). As a result the energy business is not longer presented within the Value Recovery segment. The following are the effects of restating prior years to reflect discontinued operations:

	2017 As reported	Adjustment	As restated
Revenue from services rendered	1,365,347	(19,498)	1,345,849
Cost of services	(953,760)	11,505	(942,255)

Gross profit	411,587	(7,993)	403,594
Operating income (expenses)
General and administrative expenses	(258,114)	1,582	(256,532)
Selling expenses, net	(6,641)	—	(6,641)
Share of (loss) profit of an associate	(1,020)	—	(1,020)
Other operating expenses, net	(29,859)	(1,266)	(31,125)

	(295,634)	316	(295,318)

Profit before finance income and expenses	115,953	(7,677)	108,276
Finance expenses	(534,273)	2,098	(532,175)
Finance income	109,731	(1,450)	108,281

Loss before income and social contribution taxes	(308,589)	(7,029)	(315,618)
Current income and social contribution taxes	(18,263)	720	(17,543)
Deferred income and social contribution taxes	371,084	—	371,084

Profit for the year from continuing operations	44,232	(6,309)	37,923

Discontinued operations
Profit after income and social contribution tax from discontinued operations	8,033	6,309	14,342

Profit for the year	52,265	—	52,265

	2016 As reported	Adjustment	As restated
Revenue from services rendered	1,393,033	(13,002)	1,380,031
Cost of services	(1,012,336)	8,588	(1,003,748)

Gross profit	380,697	(4,414)	376,283
Operating income (expenses)
General and administrative expenses	(231,932)	882	(231,050)
Selling expenses, net	10,495	—	10,495
Share of (loss) profit of an associate	10,152	—	10,152
Other operating expenses, net	(77,938)	(2,613)	(80,551)

	(289,223)	(1,731)	(290,954)

Profit before finance income and expenses	91,474	(6,145)	85,329
Finance expenses	(400,892)	3,759	(397,133)
Finance income	53,622	(1,959)	51,663

Loss before income and social contribution taxes	(255,796)	(4,345)	(260,141)
Current income and social contribution taxes	(55,435)	1,098	(54,337)
Deferred income and social contribution taxes	(49,755)	—	(49,755)

Loss for the year from continuing operations	(360,986)	(3,247)	(364,233)

Discontinued operations
Profit after income and social contribution tax from discontinued operations	41	3,247	3,288

Loss for the year	(360,945)	—	(360,945)